UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 15, 2020

KemPharm, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Celebration Boulevard, Suite 103, Celebration, FL		34747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (321) 939-3416

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMPH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 3.01          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 15, 2020, KemPharm, Inc., or the Company, issued a press release announcing that it received a notice from the Nasdaq Listing Qualifications Panel, or Nasdaq Listings Panel, of the Nasdaq Stock Market, LLC, or Nasdaq, that it granted the Company’s request to transfer the listing of the Company’s common stock from The Nasdaq Global Market to The Nasdaq Capital Market effective January 15, 2020.

Item 8.01         Other Events.

On January 15, 2020, the Company announced that the Nasdaq Listings Panel granted the Company an extension, until May 13, 2020, to regain compliance with the Market Value of Listed Securities, or MVLS, continued listing requirement of The Nasdaq Capital Market, conditioned upon achievement of certain milestones included in a plan of compliance which the Company previously submitted to the Nasdaq Listings Panel.

Previously, on May 17, 2019, the Company had received notice from the Listing Qualification Department of Nasdaq that the Company was not in compliance with the continued listing requirement of The Nasdaq Global Market to maintain a minimum MVLS of $50.0 million. By transferring the listing of the Company’s common stock to The Nasdaq Capital Market, the Company will regain compliance with the MVLS continued listing requirement of The Nasdaq Capital Market by reaching a minimum MVLS of $35.0 million for ten (10) consecutive trading days on or before May 13, 2020. Should the Company fail to demonstrate compliance with the MVLS continued listing requirement by that date, Nasdaq will issue a final delist determination and the Company will be suspended from trading on the Nasdaq Stock Market.

In order to maintain the listing of its common stock on The Nasdaq Capital Market, the Company must also regain compliance for all other continued listing standards within the applicable compliance period.

For instance, on September 27, 2019, the Company received notice from Nasdaq that it was not in compliance with the continued listing requirement to maintain a minimum bid price of $1.00. The initial compliance period for this continued listing requirement ends on March 25, 2020. If the Company fails to increase its bid price above $1.00 for at least ten (10) consecutive trading days prior to this time, then the Company’s bid price deficiency may be an additional ground for delisting by Nasdaq. This continued listing requirements is the same for both The Nasdaq Global Market and The Nasdaq Capital Market.

Additionally, on December 19, 2019, the Company received notice that it was not in compliance with the continued listing requirement of The Nasdaq Global Market to maintain a minimum Market Value of Publicly Held Shares, or MVPHS, of $15.0 million. By transferring the listing of the Company’s common stock to The Nasdaq Capital Market, the Company will regain compliance with the MVPHS continued listing requirement of The Nasdaq Capital Market by reaching a MVPHS of $1.0 million for ten (10) consecutive trading days. The initial compliance period for this continued listing requirement ends on June 16, 2020. If the Company fails to satisfy the MVPHS continued listing requirement for The Nasdaq Capital Market for at least ten (10) consecutive trading days prior to this time, then the Company’s MVPHS deficiency may be an additional ground for delisting by Nasdaq.

The Company intends to actively monitor its MVLS, the minimum bid price of its listed securities and its MVPHS and, as appropriate, will consider available options to resolve the deficiencies and regain compliance with the Nasdaq Listing Rules, including effecting a reverse stock split, within each applicable compliance period.

There can be no assurance that the Company will be successful in maintaining the listing of its common stock on The Nasdaq Capital Market. This could impair the liquidity and market price of its common stock. In addition, the delisting of its common stock from a national exchange could have a material adverse effect on the Company’s access to capital markets, and any limitation on market liquidity or reduction in the price of its common stock as a result of that delisting could adversely affect the Company’s ability to raise capital on terms acceptable to the Company, or at all.

On December 18, 2019, the Company issued a press release to announce the matters described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K, including the press release incorporated herein by reference, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about the Company’s expectations regarding including the Company’s ability to regain and/or maintain compliance with the Nasdaq Capital Market continued listing requirements or otherwise achieve any milestones included in its plan of compliance with Nasdaq and other statements containing the words “expect,” “intend,” “may,” “will,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the uncertainties related to market conditions, uncertainties inherent in the operation of the Company’s business and such other factors as are set forth in the risk factors detailed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019. In addition, the forward-looking statements included in this Current Report on Form 8-K, including the press release incorporated herein by reference, represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated January 15, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KemPharm, Inc.

Date: January 15, 2020	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer